UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2025

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street Suite 500 Stamford, Connecticut		06901
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 406-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Regained Compliance – Nasdaq Minimum Bid Price Requirement

As previously disclosed, on February 1, 2024, Cara Therapeutics, Inc. (the "Company") received a notification letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) with respect to the Company’s failure to maintain a minimum closing bid price of $1.00 per share on any business day over a thirty consecutive business day period, as required for continued listing on the Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1) ( “Rule 5450(a)(1)”). As previously disclosed, the Company had been provided an initial period of 180 calendar days, or until July 30, 2024, to regain compliance with Rule 5450(a)(1), which period was extended by Nasdaq by notification received on July 31, 2024 for an additional 180 calendar day period ending January 27, 2025 to regain compliance with the same minimum closing bid price requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (together with Rule 5450(a)(1), the “Minimum Bid Price Requirement”). Effective as of August 1, 2024, the listing of the Company’s common stock was transferred from the Nasdaq Global Market to the Nasdaq Capital Market.

As part of the Company’s plans to regain compliance with the Minimum Bid Price Requirement following the initial notification letter, a series of alternate amendments to effect (i) a reverse stock split and (ii) a reduction in the total number of authorized shares of the Company’s common stock was approved by the Company’s stockholders at the Company’s 2024 Annual Meeting of Stockholders held on June 4, 2024.

On December 19, 2024, the Company’s board of directors approved a one-for-twelve (12) reverse stock split (the “Reverse Stock Split”) and corresponding reduction in the total number of authorized shares. On December 30, 2024, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, and the Company’s common stock began trading on the Nasdaq Capital Market on a post-split basis as of December 31, 2024.

On January 16, 2025, the Company received a letter from the Staff notifying the Company that it has regained compliance with the Minimum Bid Price Requirement. The closing bid price of the Company’s common stock was at or above $1.00 per share for ten consecutive business days, and Nasdaq considers the matter closed.

Remaining Open Nasdaq Matter – Compliance Period Extension Granted for Stockholders’ Equity Requirement

In addition to its previous noncompliance with the Minimum Bid Price Requirement, and as previously disclosed, on November 19, 2024, the Company received a letter (the “Stockholders’ Equity Notice”) from the Staff notifying the Company that it was not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”), because the Company’s stockholders’ equity of $707,000, as reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, was below the required minimum of $2.5 million and the Company did not meet either of the alternative compliance standards.

As requested by the Staff, the Company subsequently submitted a plan to regain compliance to Nasdaq (the “Compliance Plan”). Based on the Compliance Plan, which contemplates the closing of the proposed merger (the “Merger”) between the Company and Tvardi Therapeutics, Inc. (“Tvardi”), on January 14, 2025, Nasdaq granted the Company an extension until May 19, 2025 to regain compliance with the Stockholders’ Equity Requirement.

The Merger will constitute a “change of control” for purposes of Nasdaq’s listing rules and will require that the combined company comply with all applicable criteria for initial listing on the Nasdaq Capital Market, including a higher minimum bid price requirement and higher minimum stockholders’ equity requirement. The parties intend to satisfy each of the applicable listing criteria upon completion of the proposed Merger such that the combined company will remain listed on the Nasdaq Capital Market.

While the Company is making every effort to regain compliance prior to the extended deadline, there can be no assurance that the Company will be able to regain compliance within the extension period, by consummation of the Merger or otherwise, and maintain its listing on the Nasdaq Capital Market. If the Company does not regain compliance within the extension period, or if the Company fails to satisfy another Nasdaq requirement for continued listing, the Staff could provide notice that the Company’s securities will become subject to delisting. In such event, Nasdaq rules would permit the Company to appeal the delisting determination to a Nasdaq Hearings Panel. The hearing request would ordinarily stay any suspension or delisting action pending the conclusion of the hearing process and the expiration of any additional extension period granted by the panel following the hearing, but there can be no assurance that any such appeal would be successful.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward-looking statements include statements regarding the Company’s plans, assumptions, expectations, beliefs and objectives with respect the Company’s intent or ability to regain compliance with the Stockholders’ Equity Requirement, the Company’s ability to successfully appeal a delisting determination if issued, the ability of the Company to comply with the listing requirements of Nasdaq and the ability of the parties to consummate the Merger on the expected timeline or at all.

Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks, including those factors discussed in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ending December 31, 2023, and its other documents subsequently filed with or furnished to the Securities and Exchange Commission, including its Form 10-Q for the quarter ended September 30, 2024. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed acquisition transaction between the Company and Tvardi. In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that contains a preliminary proxy statement and preliminary prospectus. The Company may also file other documents with the SEC regarding the proposed transaction. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TVARDI, THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders are and will be able to obtain free copies of the preliminary proxy statement, preliminary prospectus and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, stockholders are or will be able to obtain free copies of the preliminary proxy statement, preliminary prospectus and other documents filed by the Company with the SEC by contacting Investor Relations by email at investor@caratherapeutics.com. Stockholders are urged to read the preliminary proxy statement, preliminary prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

The Company and Tvardi, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the Company’s directors and executive officers, consisting of Helen M. Boudreau, Jeffrey L. Ives, Ph.D., Christopher Posner, Susan Shiff, Ph.D., Martin Vogelbaum, Lisa von Moltke, M.D., Ryan Maynard and Scott Terrillion, including a description of their interests in the Company, by security holdings or otherwise, can be found under the captions, “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation” and “Director Compensation” contained in the definitive proxy statement on Schedule 14A for the Company’s 2024 annual meeting of stockholders, filed with the SEC on April 22, 2024 (the “2024 Cara Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Cara Proxy Statement, such transactions have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitation, including the information about the directors and executive officers of Tvardi, and a description of their direct and indirect interests, by security holdings or otherwise, are also included in a registration statement filed on Form S-4 that contains a preliminary proxy statement (and preliminary prospectus and other relevant materials) filed with the SEC. Investors should read the registration statement, preliminary proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ RYAN MAYNARD
Ryan Maynard
Chief Financial Officer

Date: January 17, 2025